Exhibit 10.1

Third Amendment to Sections 27.1 and 27.2 of Equipment Supply Contract

Sections 27.1 and 27.2 of the Equipment Supply Contract effective January 2, 2015 between the undersigned parties are hereby amended as follows:

Section 27.1

As a result of two previous amendments, Section 27.1 currently reads as follows:

Pilot Program Contingency. Customer’s obligations under this Contract shall be and hereby are contingent upon the institution, completion by that date which is three hundred (300) days after the Effective Date (which date may be extended for an additional thirty (30) days at Customer’s option upon prior written notice to P2O), and Customer’s acceptance, in its sole discretion, of the results of, of a pilot test program (a “Pilot Program”) whereby Customer shall utilize, on terms mutually agreeable to P2O and Customer, P2O’s facility (the “Test Facility”) at 20 Iroquois Street, Niagara Falls, New York (the “Pilot Program Contingency”) to ascertain Customer’s willingness to go forward with the transactions contemplated herein, and, if so ascertained, to establish Minimum Performance Levels for the Initial Order and using the relevant feedstock. Immediately upon the execution and delivery of this Contract by the parties hereto, the parties shall in good faith diligently negotiate the terms of an agreement for use of the Test Facility for the Pilot Program.

By this Third Amendment, Section 27.1 is amended again to read as follows:

Pilot Program Contingency. Customer’s obligations under this Contract shall be and hereby are contingent upon the institution, completion by that date which is three hundred ninety (390) days after the Effective Date (which date may be extended for an additional thirty (30) days at Customer’s option upon prior written notice to P2O), and Customer’s acceptance, in its sole discretion, of the results of, of a pilot test program (a “Pilot Program”) whereby Customer shall utilize, on terms mutually agreeable to P2O and Customer, P2O’s facility (the “Test Facility”) at 20 Iroquois Street, Niagara Falls, New York (the “Pilot Program Contingency”) to ascertain Customer’s willingness to go forward with the transactions contemplated herein, and, if so ascertained, to establish Minimum Performance Levels for the Initial Order and using the relevant feedstock. Immediately upon the execution and delivery of this Contract by the parties hereto, the parties shall in good faith diligently negotiate the terms of an agreement for use of the Test Facility for the Pilot Program.

Section 27.2

As a result of two previous amendments, Section 27.2 currently reads as follows:

Financing Contingency. Customer’s obligations under this Contract shall be and hereby are contingent upon Customer obtaining funding for (i) the Pilot Program on terms acceptable to Customer in its sole discretion, on or before that date which is two hundred ten (210) calendar days after the Effective Date, and (ii) the Initial Order and working capital in amounts and upon terms acceptable to Customer in Customer’s sole discretion, on or before that date which is sixty (60) days after Customer’s written notice of removal or satisfaction of the Pilot Program Contingency.

By this Third Amendment, Section 27.2 is amended again to read as follows:

Financing Contingency. Customer’s obligations under this Contract shall be and hereby are contingent upon Customer obtaining funding for (i) the Pilot Program on terms acceptable to Customer in its sole discretion, on or before that date which is three hundred (300) calendar days after the Effective Date, and (ii) the Initial Order and working capital in amounts and upon terms acceptable to Customer in Customer’s sole discretion, on or before that date which is sixty (60) days after Customer’s written notice of removal or satisfaction of the Pilot Program Contingency.

All other terms and conditions of the Equipment Supply Contract shall remain the same.

Dated: November 6, 2015	PLASTIC2OIL, INC., a Nevada corporation

	By:	/s/ Richard W. Heddle
Richard W. Heddle
President & CEO

Dated: November 6, 2015	ECONAVIGATION, LLC, a New York limited liability company

	By:	/s/ Mark D. Ragus
Mark D. Ragus
President